UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2012

Imaging Diagnostic Systems, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-26028	22-2671269
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

5307 NW 35th Terrace,
Fort Lauderdale, Florida 33309
(Address of principal executive offices, including zip code)

(954) 581-9800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Incorporation

On April 24, 2012, Imaging Diagnostic Systems, Inc. (the “Company”) filed an amendment to the Company’s articles of incorporation with the Florida Department of State to increase the Company’s authorized common stock from two billion (2,000,000,000) to four billion (4,000,000,000) shares of common stock, no par value per share.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.26*	Amendment to the Articles of Incorporation, dated April 24, 2012

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGING DIAGNOSTIC SYSTEMS, INC.

Date: April 27, 2012	By:	/s/ Linda B. Grable
Name: Linda B. Grable
Title: Chief Executive Officer